                                                                    Exhibit 10.2

                           ONYX SOFTWARE CORPORATION

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of the 5th
                                               ---------
day of January, 2001, by and between Onyx Software Corporation, a Washington corporation ("Onyx"), and Odyssey Strategic Partners, LLC, a Delaware limited
              ----
liability company (the "Holder"), the holder of Class A Units of RevenueLab,
                        ------
LLC, a Delaware limited liability company (the "Company").
                                                -------

                                   RECITALS

     A. Onyx, the Company, and all of the members of the Company (including the Holder) have entered into a Unit Purchase Agreement (the "Purchase
                                                              --------
Agreement"), dated January 5, 2001, pursuant to which Onyx will purchase all of
---------
the outstanding Class A and Class B Units of the Company (the "Company Units"),
                                                               -------------
and the holders of Company Units will receive shares of common stock, par value $0.01 per share, of Onyx (the "Onyx Common Stock") in exchange for their Company
                               -----------------
Units. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

     B. As a condition to the transactions contemplated by the Purchase Agreement (the "Transaction"), Onyx must enter into this Agreement with the
                -----------
Holder to provide certain rights to register the shares of Onyx Common Stock to be received by the Holder in the Transaction.

     C. Onyx and the Holder each desire to facilitate the Transaction by agreeing to the terms and conditions set forth in this Agreement.

                                   AGREEMENT

     The parties to this Agreement hereby covenant and agree as follows:

1.   DEFINITIONS

     For purposes of this Agreement:

     1.1  The term "Registrable Securities" means the shares of Onyx Common
                    ----------------------
Stock issued to the Holder in the Transaction, either at or after the Closing thereof (and any other shares of Onyx Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares); provided, however, that the foregoing definition shall exclude any
         -------- --------
Registrable Securities sold by a person or entity in a transaction in which his, her or its rights under this Agreement are not permissibly assigned or transferred in accordance with Section 3 hereof.

     1.2  The term "Holder" means (a) as of the date of this Agreement, the
                    ------
Holder and (b) after the date of this Agreement, any person to whom Registrable Securities have been permissibly assigned or transferred in accordance with
Section 3 hereof.

     1.3  The term "Form S-3" means such form of registration statement under
                    --------
the Securities Act of 1933, as amended (the "Securities Act"), or any successor
                                             --------------
form under the Securities Act that permits significant incorporation by reference of Onyx's public filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
              ------------

     1.4  The term "Disclosure Condition" means, that in the good-faith judgment
                    --------------------
of Onyx's Board of Directors, the sale of the Registrable Securities (or any public disclosure that would be necessary or advisable in connection with such sale) would materially interfere with any pending or proposed acquisition, corporate reorganization or other material transaction involving Onyx or its subsidiaries, would require Onyx to make either necessary or advisable public disclosure of information, the disclosure of which would have a material adverse effect on Onyx, or would otherwise create a substantial likelihood of detriment or injury to Onyx or its business or affairs.

2.   FORM S-3 REGISTRATION

     2.1  Shelf Registration.
          ------------------

          (a) No later than 60 days after the Closing Date, Onyx shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration
                                                           ---
statement on Form S-3 or the shortest form of registration statement then available for use by Onyx (the "Registration Statement") registering for resale
                                ----------------------
the Registrable Securities issued to the Holder pursuant to Section 1.3(a)(i) of the Purchase Agreement, which sales may be effected from time to time on the Nasdaq National Market or in privately negotiated transactions. Onyx shall use commercially reasonable efforts to cause the Registration Statement to (i) be declared effective by the SEC as soon as practicable after filing and (ii) remain effective until the earlier of (A) one year after the Closing Date and
(B) the date on which all of the Registrable Securities covered by the Registration Statement have been sold. This period of effectiveness of the Registration Statement shall be referred to herein as the "Selling Period" for
                                                           --------------
the Registrable Securities registered thereon.

          (b) No later than 30 days after the issuance of shares of Onyx Common Stock, if any, to the Holder pursuant to Section 1.3(a)(ii) of the Purchase Agreement, Onyx shall prepare and file with the SEC a registration statement on Form S-3 or the shortest form of registration statement then available for use by Onyx (the "Second Registration Statement") registering for resale such
              -----------------------------
Registrable Securities, which sales may be effected from time to time on the Nasdaq National Market or in privately negotiated transactions. Onyx shall use commercially reasonable efforts to cause the Second Registration Statement to
(i) be declared effective by the SEC as soon as practicable after filing and
(ii) remain effective until the earlier of (A) the first anniversary of the issuance of the Registrable Securities covered by the Second Registration Statement and (B) the date on which all such Registrable Securities have been sold. This period of effectiveness of the Second Registration Statement shall be referred to herein as the "Selling Period" for the Registrable Securities
                              --------------
registered thereon.

          (c) Onyx shall not be obligated to effect any such registration pursuant to this Section 2.1 if Onyx shall furnish to the Holder a certificate signed by the president, chief executive officer or chief financial officer of Onyx stating that: (A) in the good-faith judgment of Onyx's Board of Directors, effectuating a registration would be materially detrimental to Onyx and its shareholders or (B) there exists a Disclosure Condition, in which event Onyx shall have the right to defer the filing of either the Registration Statement or the Second Registration Statement, as applicable, until the filing would no longer be detrimental or until disclosure is made, but in no event later than 60 days after the date of such certificate (subject to the limitation on delays and suspensions set forth in Section 2.3(b) hereof); provided, however, that Onyx may not so delay the filing at any time
         --------  -------
during which Onyx is publicly selling shares of its capital stock; and provided
                                                                       --------
further, that the applicable Selling Period shall be extended by the number of
-------
days by which the initial filing of the Registration Statement or, as applicable, the Second Registration Statement was so delayed.

          (d) Notwithstanding any other provision of this Agreement, Onyx shall have the right, in its sole discretion, to include shares of Onyx Common Stock held by other selling shareholders on either the Registration Statement, the Second Registration Statement, or both.

     2.2  Obligations of Onyx.
          -------------------

     In effecting the registration of the Registrable Securities under Section
2.1 hereof, Onyx shall use commercially reasonable efforts to:

          (a) during each Selling Period, prepare (and afford counsel for the Holders a reasonable opportunity to review and comment on) and file with the SEC such amendments and supplements to the Registration Statement or the Second Registration Statement and the prospectus used in connection with each such registration statement (each, a "Prospectus") as may be necessary to comply with
                                 ----------
the provisions of the Securities Act and applicable state securities laws with respect to the disposition of all Registrable Securities covered by the Registration Statement and the Second Registration Statement;

          (b) during each Selling Period, furnish to each of the Holders such numbers of copies of the applicable Prospectus, including the applicable preliminary Prospectus, and such other documents as the Holders may reasonably request to facilitate the disposition of the Registrable Securities covered by the Registration Statement or the Second Registration Statement;

          (c) promptly notify the Holders when the SEC notifies Onyx the Registration Statement or the Second Registration Statement, as the case may be, becomes effective;

          (d) register and qualify the Registrable Securities covered by the Registration Statement and the Second Registration Statement under the securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Holders; provided, however, that Onyx shall not be
                                     --------  -------
required, in connection with or as a condition to such registration and qualification, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) cause all such Registrable Securities covered by the Registration Statement and the Second Registration Statement to be listed on the Nasdaq National Market or such other securities exchange on which Onyx Common Stock is then listed; and

          (f) during the period in which a Prospectus is required to be delivered under the Securities Act, promptly notify each Holder of Registrable Securities covered by the Registration Statement or the Second Registration Statement, as applicable, in the event there exists a Disclosure Condition.

     2.3  Suspension of Registration Statement.
          ------------------------------------

          (a) If at any time, and from time to time, during either Selling Period Onyx shall furnish to the Holders a certificate signed by the president, chief executive officer or chief financial officer of Onyx stating that (i) in the good-faith judgment of Onyx's Board of Directors, permitting the sale of Onyx Common Stock pursuant to the Registration Statement or the Second Registration Statement at such time would be materially detrimental to Onyx and its shareholders or (ii) there exists a Disclosure Condition, Onyx may require that no sales be made by the Holders under the Registration Statement, the Second Registration Statement or the applicable Prospectus until such time as the board of directors notifies the Holders in writing that such sales may be resumed; provided, however, that Onyx shall not exercise this right for more
         -------- --------
than a total of 60 days in the case of any one delay (subject to the limitation on delays and suspensions set forth in Section 2.3(b) hereof); and provided
                                                                   --------
further that Onyx may not so suspend the use of the Registration Statement or
-------
the Second Registration Statement during any time in which Onyx is publicly selling shares of its capital stock; and provided further that the applicable
                                         -------- -------
Selling Period shall be extended by the aggregate number of days for which the use of the Registration Statement or the Second Registration Statement is suspended.

          (b) Notwithstanding any other provision in this Agreement, Onyx shall not exercise its rights under Section 2.1(c), Section 2.3(a) and Section 2.3(c) hereof to delay or suspend the Registration Statement and the Second Registration Statement, collectively, for more than an aggregate of 90 days.

          (c) If such suspension shall relate to a Disclosure Condition, then Onyx shall (i) make the required disclosure as soon as practicable after such notice to the Holders and (ii) if necessary, prepare and file as soon as reasonably practicable any amendment to the Registration Statement or the Second Registration Statement or supplement to the applicable Prospectus or any Exchange Act filing as shall be required to correct any untrue statement or omission causing a Disclosure Condition, notify the Holders of any such filing and furnish the Holders with a reasonable number of copies of any such amendment or supplement. Onyx may delay filing, preparing or distributing any such amendment or supplement, however, if Onyx shall deliver a certificate signed by the president, chief executive officer or chief financial officer of Onyx stating that, in the good-faith judgment of Onyx's Board of Directors, amending the Registration Statement or the Second Registration Statement or supplementing the Prospectus at such time would be materially detrimental to Onyx and its shareholders; provided, however, that Onyx shall not exercise this right for
              -------- --------
more than 60 days in the case of any one delay (subject to the limitation on delays and suspensions set forth in Section 2.3(b) hereof); and provided further
                                                                -------- -------
that Onyx may not so delay such amendment or supplement
during any time in which Onyx is publicly selling shares of its capital stock; and provided further that the applicable Selling Period shall be extended by the
    -------- -------
aggregate number of days for which the amendment or supplement is delayed.

          (d) If a Holder receives notification from Onyx pursuant to Section 2.3(a) that the use of the Registration Statement or the Second Registration Statement or the applicable Prospectus shall be suspended, then such Holder shall: (i) keep the fact of such notification and its contents confidential and
(ii) immediately suspend all sales of Onyx Common Stock and any use of the Registration Statement, the Second Registration Statement or Prospectus to which the notification applies, until such time as such Holder receives notification from Onyx that such sales may be made.

     2.4  Information With Respect to Holders.
          -----------------------------------

     Onyx shall not be required to take any action pursuant to this Article 2 with respect to the Registrable Securities of any selling Holder unless such Holder shall furnish to Onyx such information as shall be required to effect the registration of such Holder's Registrable Securities, including information regarding such Holder, the Registrable Securities held by such Holder and such Holder's intended method of disposing of the Registrable Securities.

     2.5  Expenses of Registration.
          ------------------------

     Onyx shall pay all expenses of registration pursuant to this Agreement, including all registration, filing, qualification, printers' and accounting fees, and fees and disbursements of counsel for Onyx, but excluding any fees, commissions or discounts incurred by any selling Holder in connection with the sale of the Registrable Securities and the fees and disbursements of counsel for any selling Holder.

3.   ASSIGNMENT

     The Registrable Securities, and the registration rights granted under
Article 2, may be assigned (but only with all related obligations) by a Holder:

     (a) if such Holder is an entity, to such Holder's constituent partners or members or to any parent, subsidiary or affiliate entity of such Holder; or

     (b) if such Holder is an individual, to such Holder's spouse, lineal descendants, parents or siblings (or trust for the benefit of one or more of such persons or a custodian of the property of any of the foregoing) during such Holder's lifetime by gift or upon such Holder's death by will or intestacy; or

     (c)  any transferee who acquires all of such Holder's Registrable
Securities.

Such transfer or assignment shall be effective only if (i) within a reasonable time after such transfer, the transferring or assigning Holder (or, if applicable, the representative of such Holder's estate) furnishes Onyx with written notice of the name and address of such transferee or assignee and the number of Registrable Securities with respect to which such registration rights are being assigned, and (ii) immediately following such transfer, the transferee or assignee agrees in writing to take and hold the Registrable Securities in accordance with the restrictions, obligations and conditions specified in this Agreement.

4.   INDEMNIFICATION

     4.1  By Onyx.
          -------

     To the extent permitted by law, Onyx shall indemnify and hold harmless each Holder, and any person who controls or is controlled by such Holder within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, or actions with respect to such losses, claims, damages or liabilities, to which such Holder or controlling or controlled person may become subject under the Securities Act, the Exchange Act or other federal or state law (any of these, a "Loss"), insofar as such Loss arises out of or is based on:
                  ----
(a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Second Registration Statement or any Prospectus, including any preliminary Prospectus, final Prospectus or any amendment or supplement to the Registration Statement, the Second Registration Statement or any Prospectus; (b) the omission or alleged omission to state in the Registration Statement, the Second Registration Statement or any Prospectus a material fact required to be stated in the Registration Statement, the Second Registration Statement or any Prospectus, or necessary to make the statements in the Registration Statement, the Second Registration Statement or any Prospectus not misleading; or (c) any violation or alleged violation by Onyx of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (any of (a), (b) or (c), a "Violation"). Onyx will promptly pay
                                           ---------
to each such Holder or controlling or controlled person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss. Notwithstanding the foregoing, (i) the indemnification obligations of Onyx contained in this Section 4.1 shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of Onyx (which consent shall not be unreasonably withheld),
(ii) Onyx shall not be liable to any Holder or controlling or controlled person for any Loss to the extent that such Loss arises out of or is based on written information furnished by any such Holder or controlling or controlled person expressly for use in connection with the Registration Statement, the Second Registration Statement or any Prospectus, and (iii) Onyx shall not be liable to any Holder or controlling or controlled person for any Loss to the extent such Loss arises out of the failure of such Holder or controlling or controlled person to deliver a copy of any Prospectus or Prospectus supplement.

     4.2  By the Holders.
          --------------

     To the extent permitted by law, each selling Holder will indemnify and hold harmless Onyx, each of its directors, each of its officers who has signed the Registration Statement or the Second Registration Statement, each person or entity, if any, who controls or is controlled by Onyx within the meaning of the Securities Act, any other Holder selling securities in the Registration Statement or the Second Registration Statement and any controlling person of any such Holder, against any Loss to which any of the foregoing persons may become subject, to the extent that such Loss arises out of or is based on any Violation occurring (a) as a result of the omission or alleged omission to state in the Registration Statement, the Second Registration Statement or any Prospectus a material fact required to be stated in the Registration Statement, the Second Registration Statement or any Prospectus, or necessary to make the statements in the Registration Statement, the Second Registration Statement or any Prospectus not misleading, if such omission or misstatement is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Registration Statement, the Second Registration Statement or the applicable Prospectus or (b) as a result of the failure of such Holder or controlling or controlled person to deliver a copy of any Prospectus or Prospectus supplement. Each such indemnifying Holder will promptly pay, as incurred, any legal or other expenses reasonably incurred by any person entitled to indemnification pursuant to this Section 4.2, in connection with investigating or defending any such Loss; provided, however, that the indemnification obligations of the Holders
      --------  -------
contained in this Section 4.2 shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided, further, that in no
                                                 --------  -------
event shall any indemnification obligations of any Holder under this Section 4.2 exceed the aggregate proceeds received by such Holder in the offering, except in the case of willful fraud by such Holder.

     4.3  Procedure.
          ---------

          (a)  Promptly after receipt by an indemnified party under this
Article 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification with respect to such action is to be made against any indemnifying party under this Article 4, deliver to the indemnifying party a written notice of the commencement of such action. The indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, to assume the defense of such action jointly with any other indemnifying party similarly noticed, with counsel mutually satisfactory to the indemnified and indemnifying parties; provided, however, that an indemnified
                                      -------- --------
party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure by an indemnified party to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, however, will not relieve the indemnifying party of any liability that it may have to the indemnified party under this Article 4 unless, and to the extent, such failure is prejudicial to the indemnifying party's ability to defend such action. No indemnifying party, in defending any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement, unless the claimant or plaintiff agrees to release the indemnified party from all liability with respect to such claim or litigation.

          (b) If the indemnification provided for in this Article 4 is held by a court of competent jurisdiction (and the time to appeal has expired or appeal is denied) to be unavailable to an indemnified party with respect to any Loss, then the indemnifying party, in lieu of indemnifying such indemnified party pursuant to this Article 4, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the Violation that resulted in such Loss as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a
                --------  -------
Holder under this Section 4.3(b) exceed the aggregate proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.

5.   MISCELLANEOUS

     5.1  Termination of Entire Agreement Upon Change of Control.
          ------------------------------------------------------

     This Agreement shall terminate, and have no further force and effect, in the event that Onyx shall sell, convey or otherwise dispose of all or substantially all of its assets or business or merge with or into or consolidate with any other corporation (other than a wholly owned subsidiary) or effect any other transaction or series of related transactions in which more than 50% of the voting power of Onyx is disposed of and Onyx is not the survivor; provided,
                                                                      --------
however, that this Agreement shall not be terminated following a merger effected
-------
solely for the purpose of changing the domicile of Onyx.

     5.2  Successors and Assigns.
          ----------------------

     Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.3  Amendments and Waivers.
          ----------------------

     Any term of this Agreement may be amended or waived only with the written consent of Onyx and the Holder.

     5.4  Notices.
          -------

     Any notice, request or demand desired or required to be given under this Agreement shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as set forth on the signature page of this Agreement or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this Section 5.4 and with all charges prepaid.

     5.5  Severability.
          ------------

     If any provision of this Agreement, or the application of such provision to any person, place or circumstance, shall be held to be invalid, unenforceable or void, all other provisions of this Agreement, and the invalidated provision as applied to other persons, places and circumstances, shall remain in full force and effect, and shall be liberally construed in order to carry out the intent of the parties to this Agreement as nearly as possible. Any court or arbitrator having jurisdiction shall have the power to reform such provision to the extent necessary for the provision to be enforceable under applicable law.

     5.6  Governing Law.
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

     5.7  Waiver of Jury Trial.
          --------------------

     Each of Onyx and the Holder hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the transactions contemplated hereby or the actions of such parties in the negotiation, administration, performance and enforcement hereof.

     5.8  Counterparts.
          ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.9  Headings.
          --------

     The titles and subtitles used in this Agreement are used for convenience only and shall not be considered in construing or interpreting this Agreement.

     5.10 Entire Agreement.
          ----------------

     This Agreement, contains the entire agreement and understanding between the parties with respect to the subject matter of this Agreement and supersedes any prior or contemporaneous written or oral agreements with respect to such subject matter between the parties.

     5.11 Rule 144 Reporting.
          ------------------

     With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, Onyx agrees at all times to:

          (a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Onyx under the Securities Act and the Exchange Act; and

          (c) furnish to each Holder upon request a written statement by Onyx as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and Exchange Act, a copy of the most recent annual or quarterly report of Onyx, and such other reports and documents so filed by Onyx as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

ONYX SOFTWARE CORPORATION

     /s/ Brent Frei
-----------------------------------------
By:  Brent Frei
   --------------------------------------
Its: Chief Executive Officer
    -------------------------------------

Address:  3180 139th Ave. S.E., Suite 500
          Bellevue, WA 98005

Fax:  (425) 732-2413

HOLDER:
Odyssey Strategic Partners, LLC

By:  /s/ Walter Schindler
  ---------------------------------------
Its: Chairman and CEO
    -------------------------------------

Address:  610 Newport Center Drive
          Suite 1350
          Newport Beach, CA 92660

Fax:  949-509-7210


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